SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------

                          Deutsche Global Equity Fund


The fund's Board of Directors (Board) has approved changes to the fund proposed by Deutsche Investment Management Americas Inc. (DIMA), the fund's investment advisor, in order to implement a new investment strategy for the fund, including: (i) a new fund name; (ii) a new investment objective; (iii) the removal of the fund's policy to invest at least 80% of its assets in equity securities and other securities with equity characteristics; (iv) the appointment of Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as a subadvisor to the fund; and (v) a subadvisory agreement between DIMA and Deutsche AM International GmbH, its affiliate, with respect to the fund. The changes to the fund, as described further below, will become effective on or about May 8, 2017. Deutsche AM International GmbH will begin providing portfolio management services to the fund on or about May 8, 2017.


DIMA, subject to the approval of the fund's Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund's Board, to appoint Deutsche AM International GmbH as a subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.


EFFECTIVE ON OR ABOUT MAY 8, 2017, THE PROSPECTUS IS SUPPLEMENTED AS FOLLOWS:


Deutsche Global Equity Fund will be renamed Deutsche Global Macro Fund. All references in the prospectus to the Deutsche Global Equity Fund will be superseded with Deutsche Global Macro Fund.

The following information replaces the existing disclosure contained in the "INVESTMENT OBJECTIVE" section of the summary section and the "FUND DETAILS" section of the fund's prospectus.



The fund seeks to achieve total return.

The following information replaces the existing disclosure contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section and the "FUND DETAILS" section of the fund's prospectus.



MAIN INVESTMENTS. The fund invests in equities (common and preferred), bonds, certificates, money market instruments, exchange traded funds, and cash. There are no limits on asset class exposures, provided that risk parameters are met. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund will invest in different global markets and instruments depending on the overall economic cycle and assessment by portfolio management. The fund may invest up to 20% into asset backed securities or in short-term securities and cash equivalents.


The fund can invest in securities of any size, investment style category, maturity, duration or credit quality, and from any country (including emerging markets). Under normal conditions, the fund will have investment exposure to at least three countries and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund's net assets. For purposes of the foregoing policy, an investment is considered to be an investment in a foreign security or foreign investment if the issuer is organized or located outside the US or is doing a substantial amount of business outside of the US. An issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US will be considered to be doing a substantial amount of business outside the US.


MANAGEMENT PROCESS. Portfolio management constructs the fund's portfolio using a combination of top-down and bottom-up research along with risk management strategies. Portfolio management begins by determining a strategic allocation for the fund's assets among various asset classes based on their top-down macro views. This strategic allocation is also informed by a risk contribution analysis that reviews market sentiment, news-flow and technical factors to determine a targeted level of risk tolerance for the portfolio. The strategic allocation sets exposures in different asset classes based on idea generation and allocation by regions and sectors, as well as position sizing. Portfolio management then uses fundamental analysis,


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                                                   Asset Management [DB Logo]





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high conviction ideas, and implied return analysis to select investments for the portfolio. Depending on portfolio management's outlook for currency markets, portfolio management may, but is not obligated to, utilize forward currency contracts to hedge part or all of the fund's foreign currency exposure back into US dollars to seek to minimize the effect of currency fluctuations on the value of the fund's portfolio.


DERIVATIVES. Portfolio management may, based on its investment outlook, also seek to enhance returns by employing tactical positions, including currency positions across developed and emerging market currencies or duration management using derivatives (contracts whose value are based on, for example, indices, currencies or securities), such as forward currency contracts, futures contracts or options contracts.


In addition, portfolio management generally may use futures contracts as a substitute for direct investment in a particular asset class, for hedging purposes or to keep cash on hand to meet shareholder redemptions. Portfolio management may also generally use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


To better reflect its new investment strategy, the fund will change its principal benchmark index from the MSCI All Country World Index to the Bank of America Merrill Lynch US 3-Month Treasury Bill Index.

The following information replaces the existing disclosure under the "MANAGEMENT" section of the summary section of the fund's prospectus.


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

SUBADVISOR


Deutsche Asset Management International GmbH

PORTFOLIO MANAGER(S)


HENNING POTSTADA, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.


CHRISTOPH-AREND SCHMIDT, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2017.


STEFAN FLASDICK, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2017.

The following information is added under the "WHO MANAGES AND OVERSEES THE FUNDS" heading of the "FUND DETAILS" section of the fund's prospectus:


SUBADVISOR FOR DEUTSCHE GLOBAL MACRO FUND



Deutsche Asset Management International GmbH (Deutsche AM International GmbH) acts as subadvisor to the fund. Deutsche AM International GmbH, located at Mainzer Landstrasse 11-17, Frankfurt am Main, Germany 60329, provides advisory services to a variety of types of clients, including affiliated investment companies. Deutsche AM International GmbH is an investment advisor registered with the US Securities and Exchange Commission and with the Federal Financial Supervisory


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Authority in Germany. Deutsche AM International GmbH is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Pursuant to a sub-advisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the fund, compensates Deutsche AM International GmbH for the services it provides to the fund.

The following disclosure replaces similar disclosure contained under the "MAIN RISKS" sections of the summary section and "FUND DETAILS" section of the fund's prospectus.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.

The following disclosure is added under the "MAIN RISKS" section within the summary section and the "FUND DETAILS" section of the fund's prospectus:


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.


HIGH-YIELD DEBT SECURITIES RISK. High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High-yield debt securities' total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.


INFRASTRUCTURE-RELATED COMPANIES RISK. The fund invests in the securities of infrastructure-related companies, and will therefore be susceptible to adverse economic, business, regulatory or other occurrences affecting infrastructure-related companies. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


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REAL ESTATE SECURITIES RISK. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.


ALL DISCLOSURE AND REFERENCES IN THE FUND'S PROSPECTUS TO "GROWTH INVESTING RISK," "SMALL COMPANY RISK" AND "MEDIUM-SIZED COMPANY RISK" ARE HEREBY DELETED.

The following information replaces the existing disclosure for the fund contained under the "MANAGEMENT" sub-heading of the "FUND DETAILS" section of the fund's prospectus:



HENNING POTSTADA, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.
o     Joined Deutsche Asset Management in 2006.
o     Portfolio Manager for Multi Asset: Frankfurt.
o     MBA, University of Bayreuth, Germany.


CHRISTOPH-AREND SCHMIDT, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2017.
o     Joined Deutsche Asset Management in 2008.
o     Portfolio Manager for Multi Asset: Frankfurt.
o     MBA, University of Bayreuth, Germany.



STEFAN FLASDICK, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2017.
o Joined Deutsche Asset Management in 2004 with 11 years of industry experience. Prior to his current role, he served as a portfolio manager in Deutsche Bank Private Wealth Management. Previously, he served in Futures & Options Sales for Germany & Austria at JP Morgan in London and Frankfurt. He began his career as a Trainee in Treasury and F&O Sales at BfG Bank / Credit Lyonnais.



               Please Retain This Supplement for Future Reference


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